   SUPPLEMENT TO PROSPECTUS FOR MANULIFE SEPARATE ACCOUNT 3 DATED MAY 1, 1996 SUPPLEMENT TO PROSPECTUS FOR MANULIFE SEPARATE ACCOUNT 4 DATED MAY 1, 1996
      SUPPLEMENT TO PROSPECTUS FOR FNAL VARIABLE ACCOUNT DATED MAY 1, 1996 SUPPLEMENT TO PROSPECTUS FOR NASL VARIABLE ACCOUNT DATED MAY 1, 1996
    SUPPLEMENT TO PROSPECTUS FOR NASL VARIABLE LIFE ACCOUNT DATED MAY 1, 1996
       SUPPLEMENT TO PROSPECTUS FOR NASL SERIES TRUST DATED JULY 11, 1996

Portfolio Subadvisory Changes

      Effective October 1, 1996, Oechsle International Advisors, L.P. ("Oechsle"), Roger Engemann Management Co. ("REMC"), Goldman Sachs Asset Management ("Goldman") and Wellington Management Company ("Wellington") resigned as subadvisers to the Global Equity Portfolio, the Pasadena Growth Portfolio, the Value Equity Portfolio and the Money Market Portfolio, respectively. At the NASL Series Trust's Board of Trustees meeting held September 27, 1996, the Board of Trustees of the Trust accepted the resignations of Oechsle, REMC, Goldman and Wellington and approved new subadvisory agreements with Morgan Stanley Asset Management Inc. ("Morgan Stanley") as subadviser to the Global Equity Trust, T. Rowe Price Associates, Inc. ("T. Rowe Price") as subadviser to the Pasadena Growth Trust and the Value Equity Trust and Manufacturers Adviser Corporation ("MAC") as subadviser to the Money Market Portfolio.

      The subadvisory agreement with Morgan Stanley is substantially the same as the subadvisory agreement with Oechsle, differing only with respect to the effective date of the agreement. The subadvisory agreement with MAC is substantially the same as the subadvisory agreement with Wellington, differing only with respect to the effective date of the agreement. The subadvisory agreement with T. Rowe Price is substantially the same as the subadvisory agreements with REMC and Goldman, differing only with respect to the effective date of the agreements and, in the case of REMC, the subadvisory fee and the provisions in the REMC agreement regarding REMC's exclusive right to the name "Pasadena" and REMC's reimbursing the Pasadena Growth Portfolio for certain expenses. The REMC subadvisory agreement contained a provision stating that the Pasadena Growth Portfolio could not use the name Pasadena if REMC ceased to be the subadviser to the Portfolio and a provision stating that REMC would reimburse the Pasadena Growth Portfolio for certain expenses to a maximum on an annual basis of .15% of the average net assets of the Pasadena Growth Portfolio. These provisions are not included in the T. Rowe Price subadvisory agreement. In addition, as noted below, the name of the Pasadena Growth Portfolio has been changed to "Blue Chip Growth."

      On October 1, 1996, the subadvisory agreements with Morgan Stanley, T. Rowe Price and MAC became effective and they immediately commenced to serve as subadvisers to the above-mentioned Portfolios in reliance on Rule 15a-4 under the Investment Company Act of 1940. Rule 15a-4 permits Morgan Stanley, T. Rowe Price and MAC to serve as subadvisers to these Portfolios for a period of 120 days following the termination of the Oechsle, REMC, Goldman and Wellington subadvisory agreements. Pursuant to Rule 15a-4, the Morgan Stanley, the T. Rowe Price and the MAC subadvisory agreements must be approved by shareholders of the Global Equity Portfolio, in the case of Morgan Stanley, the Value Equity Portfolio and the Pasadena Growth Portfolio, in the case of T. Rowe Price and the Money Market Portfolio, in the case of the MAC, within 120 days of the termination of the Oechsle, REMC, Goldman and MAC subadvisory agreements. Therefore, the Fund will be soliciting shareholder approval of these agreements at shareholders meeting to be held December 20, 1996.

      Advisory Fees

      The advisory fee paid by the Blue Chip Growth Portfolio (formerly, the Pasadena Growth Portfolio) to the Adviser has been reduced by .05% from .975% to
 .925%. Therefore, the annual expenses of the Blue Chip Growth Portfolio (expressed as a percentage of the Portfolio's average net assets) are as follows:

                              Management Fees    Other Expenses    Total Trust Annual Expenses
                              ---------------    --------------    ---------------------------
Blue Chip Growth Portfolio         .925%              .05%*                   .975%*

*Prior to October 1, 1996, REMC reimbursed the Blue Chip Growth Portfolio for certain expenses to a maximum on an annual basis of .15% of the Portfolio's average net assets. Effective October 1, 1996, the Adviser voluntarily agreed to pay "Other Expenses" of the Blue Chip Growth Portfolio that exceed .05% of the Portfolio average net assets on an annualized basis. This expense reimbursement may be terminated at any time after the later to occur of January 1, 1996 or shareholder approval of the subadvisory agreement between the Adviser and T. Rowe Price regarding the Blue Chip Growth Portfolio.

      Subadvisory Fees

      The subadvisory fees paid by NASL Financial Services, Inc. (the "Adviser") to Morgan Stanley, T. Rowe Price and MAC under their respective subadvisory agreement are as follows:

                                      Between        Between
                                    $50,000,000    $200,000,000
                       First            and            and        Excess over
Fund                $50,000,000    $200,000,000    $500,000,000   $500,000,000
----                -----------    ------------    ------------   ------------
Global Equity          .500%           .450%          .375%          .325%
Portfolio
Blue Chip Growth       .500%           .450%          .400%          .325%
Portfolio
(formerly, the
Pasadena Growth
Portfolio)
Value Equity           .400%           .300%          .200%          .200%
Portfolio
Money Market           .075%           .075%          .075%          .020%
Portfolio

With the exception of the Blue Chip Growth Portfolio, the subadvisory fees for each portfolio have remained the same. In the case of the Blue Chip Growth Portfolio, the subadvisory fee has decreased by .05% at each break point. SUBADVISORY FEES ARE PAID BY THE ADVISER OUT OF THE ADVISORY FEE AND NOT BY THE NASL SERIES TRUST ("TRUST") OR ANY OF ITS PORTFOLIOS.

      Information Regarding the Subadvisers

      Morgan Stanley

      Morgan Stanley, with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. At June 30, 1996, Morgan Stanley, together with its affiliated asset management companies, had approximately $103.5 billion of assets under management and fiduciary advice. Frances Campion is primarily responsible for the day-to-day management of the Global Equity Portfolio. Ms. Campion joined Morgan Stanley in January 1990 as a Global Equity Fund Manager and is now a Principal of Morgan Stanley. Ms. Campion also manages the Morgan Stanley Institutional Fund Global Equity Portfolio. Prior to joining Morgan Stanley, Ms. Campion was a U.S. equity analyst with Lombard Odier Limited where she had responsibility for the management of global portfolios. Ms. Campion has ten years of global investment experience. She is a graduate of University College, Dublin.

      All references in the prospectus to Oechsle as subadviser to the Global Equity Portfolio are hereafter to Morgan Stanley as subadviser to the Global Equity Portfolio.

      T. Rowe Price

      T. Rowe Price, founded in 1937 by the late Thomas Rowe Price, Jr., is located at 100 East Pratt Street, Baltimore, MD 21202. T. Rowe Price and its affiliates managed over $85 billion of assets for over four million individual and institutional investor accounts as of June 30, 1996.

      The Value Equity Portfolio has an Investment Advisory committee composed of the following members: Brian C. Rogers, Chairman, Stephen W. Boesel, Richard
P. Howard and William J. Stromberg. The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the Value Equity Portfolio's investment program. Mr. Roger joined T. Rowe Price in 1982 and has been managing investment since 1983.

      The name of the Pasadena Growth Portfolio has been change to "Blue Chip Growth." The Portfolio has an Investment Advisory committee composed of the following members: Larry J. Puglia, Chairman, Brian W. H. Berghuis, Thomas H. Broadus Jr., John D. Gillespie, Thomas J. Huber and William J. Stromberg. The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the portfolio's investment program. Mr. Puglia joined T. Rowe Price in 1990 and has been managing investments since 1993.

      All references to Goldman as subadviser to the Value Equity Portfolio are to T. Rowe Price as subadviser to the Value Equity Portfolio. All references in the prospectus to REMC as subadviser to the Pasadena Growth Portfolio are to T. Rowe Price as subadviser to the Blue Chip Growth Portfolio.

MAC

      MAC, a Colorado corporation, was organized in 1970 and became operational in 1984. MAC is an indirect wholly-owned subsidiary of The Manufacturers Life Insurance Company, the ultimate parent of the Adviser. Both companies are located at 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. All references to Wellington as subadviser to Money Market Portfolio are to MAC as subadviser to the Money Market Portfolio.

      Changes to Portfolio Investment Policies/Portfolio Name Changes

      Global Equity Portfolio

      Due to the change in subadviser for the Global Equity Portfolio, the investment policies of the Portfolio, with the exception of the section entitled "Use of Hedging and Other Strategic Transactions," are amended and restated as follows:

      The Global Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers. With respect to the Portfolio, equity securities include common and preferred stock, convertible securities, and rights and warrants to purchase common stocks. Morgan Stanley expects that, under normal circumstances, at least 20% of the Portfolio's total assets will be invested in the common stocks of U.S. issuers. The remainder of the Portfolio will be invested in issuers located throughout the world. At least 65% of the total assets of the Portfolio will be invested in equity securities under normal circumstances. Although the Portfolio intends to invest primarily in securities listed on stock exchanges, it will also invest in securities traded in over-the-counter markets. The Portfolio may invest in American, Global or other types of Depository Receipts.

      Although the Portfolio will not invest for short-term trading purposes, investment securities may be sold from time to time without regard to the length of time they have been held.

      Morgan Stanley's approach in selecting investments for the Portfolio is oriented to individual stock selection, and is value driven. In selecting stocks for the Portfolio, Morgan Stanley initially identifies those stocks which it believes to be undervalued in relation to the issuer's assets, cash flow, earnings and revenues, and then evaluates the future value of such stocks by running the results of an in-depth study of the issuer through a dividend discount model. Morgan Stanley utilizes the research of a number of sources, including its affiliate in Geneva, Switzerland, Morgan Stanley Capital International, in identifying attractive securities, and applies a number of proprietary screening criteria to identify those securities it believes to be undervalued. Portfolio holdings are regularly reviewed and subjected to fundamental analysis to determine whether they continue to conform to the Morgan Stanley's value criteria. Securities which no longer conform to such value criteria are sold.

      Blue Chip Growth Portfolio (formerly, the Pasadena Growth Portfolio)

      The name of the Pasadena Growth Portfolio has been changed to "Blue Chip Growth." In addition, the investment policies of the Portfolio have been modified to reflect that the Portfolio will invest at least 65% of total assets in the common stocks of large and medium-sized blue chip companies. Blue chip companies are companies that are well established in their industries and have the potential for above-average growth in earnings. Blue chip companies usually have seasoned management teams, strong financial fundamentals and leading market positions that are expected to be maintained or enhanced over time.

      The Portfolio may invest in debt securities of any type without regard to quality or rating, including non-investment grade securities (commonly referred to as "junk bonds"). Such securities would be purchased in companies which meet the investment criteria for the Portfolio. The Portfolio will not purchase a non-investment grade debt security if immediately after such purchase the Portfolio would have more than 5% of its total assets invested in such securities. See "RISK FACTORS - High Yield (High Risk) Securities" for further information.

      The Portfolio is authorized to use all of the investment strategies referred to under "Hedging and Other Strategic Transactions" in the Prospectus including purchasing securities on a when-issued or delayed delivery basis.

SEC Web Site

      The Securities and Exchange Commission ("Commission") maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Commission.

                        SUPPLEMENT DATED OCTOBER 1, 1996

NASL. SUPP1096        V7.SUPP1096          VIS25.SUPP1096       VL.SUPP1096
V20/21.SUPP 1096      V22/23.SUPP 1096     MANU3.SUPP1096       MANU4.SUPP1096
V9.SUPP1096           VV.SUPP1096

      SUPPLEMENT TO PROSPECTUS FOR NASL VARIABLE ACCOUNT DATED MAY 1, 1996

Withdrawal Charge

      Effective November 1, 1996, no withdrawal charge will be imposed on withdrawals from contracts issued on or after November 1, 1996.

Right to Review Period

      For contracts applied for during the period September 27, 1996 through October 15, 1996 where the contract owner selected as an investment option any of the portfolios listed below, the contract owner may cancel the contract by returning it to the Company at any time within 30 days after receipt of the contract (as opposed to 10 days after receipt of the contract which is the usual time period):

Value Equity Portfolio
Global Equity Portfolio
Blue Chip Growth Portfolio (formerly, the Pasadena Growth Portfolio) Money Market Portfolio

Asset Rebalancing Program

      The Asset Rebalancing Program is amended to reflect that for rebalancing programs begun on or after October 1, 1996 asset rebalancing will only be permitted on the following time schedules:

(i) quarterly on the 25th day of the last month of the quarter (or the next business day if the 25th is not a business day);

(ii) semi-annually on June 25th or December 26th (or the next business day if these dates are not business days); or

(iii) annually on December 26th (or the next business day if December 26th is not a business day).

Rebalancing will continue to take place on the last business day of every calendar quarter for rebalancing programs begun prior to October 1, 1996.

                        SUPPLEMENT DATED OCTOBER 1, 1996


VV.SUPP1096
VIS25.SUPP1096